EXHIBIT 10.1

                             GEORGETOWN SAVINGS BANK
                           INCENTIVE COMPENSATION PLAN
                                FISCAL 2010 GOALS

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Organizational Level:  Executive

Employee: Robert E. Balletto                    Incentive Target:  18% ($33,203)
Title:    President and Chief Executive Officer
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Tier 1:  Bank-wide Performance
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GOAL: #1: Profitability - Achieve ROA
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Annual Payout Percentage: 50% = $16,602

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Goals                                          Payout
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75% of budget =                                $ 5,534
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At budget =                                    $11,068
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125% of budget =                               $16,602
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Stretch Goal
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Every .08% over 125% of budget                 $ 5,534
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GOAL: #2: Profitability - Achieve Efficiency Ratio
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Annual Payout Percentage: 20% = $6,640

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Goals                                        Payout
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107% of budget =                             $2,213
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At budget =                                  $4,427
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94% of budget =                              $6,640
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Stretch Goal
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Every 6% below 94% of budget                 $2,213
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GOAL: #3: Quality - Achievement of certain specified regulatory goals
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Annual Payout Percentage: 30% = $9,961

Payout Timing: After Receipt of Examination Results

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Tier 2:  Team Performance
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Goals:   None




Tier 3: Individual Performance
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Goals:   None


                                [CHART OMITTED]




Minimum Level of Expectations
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To be eligible for this Incentive  Compensation  Plan the employee must meet the following:
      o     Performing at a satisfactory level or above,
      o     Not on written warning, and
      o     Actively employed at the time of the incentive payment.